UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2010

DiamondRock Hospitality Company
 (Exact name of registrant as specified in its charter)

Maryland	001-32514	20-1180098
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 800 Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1150

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On March 25, 2010, DiamondRock Hospitality Company (the “Company”) amended certain provisions of the limited recourse mortgage loan (the “Loan”) secured by Frenchman’s Reef & Morning Star Marriott Beach Resort (the “Hotel”). In conjunction with the modification, the lender provided the Company with a waiver of the event of default and waived the right to collect penalty interest during the event of default. The Company’s results for the quarter ended March 26, 2010 will reflect the reversal of the $3.1 million penalty interest accrued during the year ended December 31, 2009. Pursuant to the Loan modification, the Company will:

•	complete certain capital projects as required by the Loan modification by December 31, 2010 and December 31, 2011, respectively;
•	pre-fund these capital projects by depositing $5.0 million into a lender held escrow account. The Company estimates the cost to complete these capital projects will be less than $5.0 million. Excess reserves will be returned to the Company upon completion of the required capital projects; and
•	pay the lender a $150,000 modification fee plus legal fees.

There were no other material modifications to the Loan.

ITEM 7.01 Regulation FD Disclosure.

On March 29, 2010, the Company issued a press release announcing the Company’s modification of the Loan. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited our ability to complete planned renovations timely and in accordance with our estimated budgets; those risk factors contained in our Annual Report on Form 10-K for the year ended December 31, 2009, and other risks and uncertainties associated with our business described from time to time in our other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this report is as of the date of this report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Index to Exhibits attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: March 29, 2010

By: /s/ William J. Tennis

William J. Tennis
Executive Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 29, 2010